GOLDMAN SACHS VARIABLE INSURANCE TRUST

Advisor, Institutional and Service Shares, as applicable, of the

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Global Trends Allocation Fund

Goldman Sachs Government Money Market Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs Strategic International Equity Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs U.S. Equity Insights Fund

(the “Funds”)

Supplement dated May 17, 2016 to the

Statement of Additional Information dated April 29, 2016 (the “SAI”)

Effective June 16, 2016, the section of the Funds’ SAI entitled “Investment Restrictions—Non-Fundamental Investment Restrictions” is hereby replaced in its entirety by the following:

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by a Fund.

A Fund may not:

(a)	Invest more than 15% of the Fund’s net assets (with respect to the Government Money Market Fund, 5% of the Fund’s total assets) in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(b)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets; or

Each Fund except Strategic Income Fund and Multi-Strategy Alternatives Portfolio may not:

(c)	Make short sales of securities, except that the Fund may make short sales against the box.

The Government Money Market Fund may not:

(d)	Engage in reverse repurchase transactions (notwithstanding the Government Money Market Fund’s fundamental policy that would allow the Government Money Market Fund to borrow through reverse repurchase agreements).

Each Fund except the Fixed Income Funds may not:

(e)	Invest in companies for the purpose of exercising control or management (but this does not prevent the Multi-Strategy Alternatives Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

The Underlying Funds in which the Multi-Strategy Alternatives Portfolio may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing the Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

This Supplement should be retained with your SAI for future reference.

VITSAIPOLSTK 05-16